UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSRS
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2006

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2005

ITEM 1.    REPORTS TO SHAREHOLDERS.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.


                                                                  --------------
                                                                     MADISON
                                                                      HARBOR
                                                                     CAPITAL
                                                                 --------------


------
      Madison Harbor Balanced Strategies, Inc.
      Access to Private Real Estate Opportunities
-------------------------------------------------


                                               SEMI-ANNUAL REPORT
                                               September 30, 2005



[Building Graphic Omitted]

Our Mission


Our mission is to serve institutional and high net worth investors with timely and distinctive real estate investment strategies organized as multi-manager funds. We strive to provide investors with a proper balance of risk and return, consistent above average investment performance, a high level of diversification and attentive service at a reasonable cost.

By placing the interests of our investors first, Madison Harbor will always be recognized as a premier investment manager of real estate private equity investments with unparalleled access to managers that are best-in-class.

As a result, we will create an enduring enterprise, which is independently owned, conflict free, well-aligned with our investors, and that offers challenge, growth and continuity for the high-quality individuals who comprise our team in a culture of integrity and excellence.





--------------------------------------------------------------------------------
This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund") unless accompanied or preceded by the Fund's current private placement memorandum and supplements thereto.

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Fund's final closing, offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

Statements and other information herein are as dated and are subject to change.

Letter To Shareholders

November 25, 2005

Dear Shareholder:

September 30th completes the Fund's second quarter for the 2006 fiscal year. This report includes detailed financial statements as well as a highlight of two of our investments, Five Arrows Realty Securities IV and Legacy Partners Office and R&D Fund I. The managers of these two funds, along with the other five we have committed to, are finding attractive investment opportunities while continuing to be selective in their investment decisions. As of this writing, the seven Underlying Funds have called over 17% of our commitment. In addition, our investment activities this quarter have been very active and our pipeline of candidate funds is as full as it has ever been with quality managers. Unfortunately, we were not able to invest in one approved Underlying Fund this quarter, Och Ziff Real Estate Partners I, as a result of a structure issue; we wish this very capable team well with their investment program.

We hope you take the time to read the "Our View" section provided each quarter. The current report focuses on risk in the capital markets and in real estate. With an abundance of capital available for all investment classes, and yet a flattening yield curve, the market feels like it is in a clear transition phase. Since our last quarterly report, where we highlighted the risks inherent in the U.S. housing market, there have been a number of disappointing announcements regarding price appreciation and sales volumes of single family homes. We anticipate that the bad news will continue well into 2006. Meanwhile, commercial properties are showing positive performance in fundamentals, with improving rental rates and occupancies. Nevertheless, the negative headline news about the housing market is likely to be undifferentiated by those less informed with the relatively stable commercial real estate market. We note that market perception often over exaggerates reality and that the last time this happened, in the early 1990s, it resulted in the best buying opportunity for commercial real estate in the past century. We don't expect the same this time but, over the next several years, we do expect the commercial real estate market to be fundamentally stronger than the forecasts you will likely see in the press as the for-sale housing market continues to cool.

At its most recent Board meeting, your Board of Directors approved extending the marketing period of the Fund to no later than December 31, 2006. We believe that this benefits you because as we raise additional capital the Fund has the opportunity to invest in a broader pool of Underlying Funds and to experience a declining expense ratio as fixed expenses are amortized over a larger capital base. Further, the Board approved the Adviser's proposal to abate a portion of its fee during that extended marketing period.

Since inception we have distributed $9.63 per share, cumulatively. You will note that the Fund's Net Asset Value for September 30th was adjusted to $997.86 per share, an increase of $1.35 per share from June 30th. As with last quarter, we highlight the fact that Underlying Funds pursuing new acquisitions are subject to the J-Curve effect. You can read more about this on page 19.

Once again we are grateful to have your confidence as investors and expect to have a profitable relationship. Please contact us should you have any questions or comments.




/s/ Richard W. Maine                               /s/ Edward M. Casal
--------------------                               ---------------------------
Richard W. Maine                                   Edward M. Casal
Chairman and                                       Chief Executive Officer and
Portfolio Manager                                  Chief Investment Officer




                                    Madison Harbor Balanced Strategies, Inc. : 1

Our View

November 25, 2005


--------------------------------------------------------------------------------
OVERVIEW

Fear and greed are two base lubricants in the investment marketplace. From time to time, one of these forces tends to overwhelm the other and drive the market. The sound and healthy markets are those where fear and greed are more or less in equilibrium.

For the past four years we've experienced an imbalance where investor greed for return has overwhelmed fear and sensitivity to risk. As 2005 draws to a close, it is clear that fear is on the ascendancy as investors put greater stress on risk assessment in evaluating investment choices. Transitions are messy as the over-indulgences of the prior market manifest themselves and require remediation while the opportunities of the newly emerging markets flash uncertain glimpses of what lies ahead. We expect this transition phase to continue well into 2006.


--------------------------------------------------------------------------------
WHAT'S OUT?

For the past several years the U.S. economy has grown at a rate higher than any other industrialized nation. We've done this by over-consuming and under-investing in our businesses, infrastructure and savings.

This was enabled by massive and coordinated monetary and fiscal policies that saved the U.S. from disinflation, if not deflation, but at the cost of turning a fiscal surplus into a growing fiscal deficit and by contributing to a record negative trade deficit. It drove home prices to bubble levels, over-leveraged the consumer and began the process of disconnecting commercial real estate valuations from the intrinsic cash flows produced by the properties themselves. Federal Reserve policies that reduced the Fed Funds rate to 1% created a negative real interest rate environment across the full spectrum of the yield curve, dragging down the normal spread relationship for other financial instruments priced off Treasuries.

At the dawn of a globalized economy, the emerging economies led by China and India assumed the lead in producing goods and services sold into the U.S., resulting in the rapid accumulation of capital surpluses which, in turn, were then reinvested in U.S. debt and equity securities. Finally, a rapid run-up in energy prices further contributed to gains in the foreign capital surplus.

The U.S. achieved four full years of economic recovery and 4% GDP growth, 70% of which was attributable to consumer spending, with housing appreciation and refinancing being the major drivers. Having just entered the fifth year of recovery, capital spending and job creation have continued to be weak by historical measures. In fact, we have just reached the employment levels that existed prior to the last recession's onset, with approximately 40% of the new job growth related to real estate in one form or the other.

Beginning in early 2004, the Federal Reserve began warning investors that it planned to change policy and, beginning in June 2004, undertook 12 consecutive 25 basis point increases, taking the Fed Funds rate up from 1% to its current 4% level. This slow and unrelenting interest rate increase and tightening growth in money supply was a clear and fair warning to investors to unwind the interest spread trades that had been put in place and to prepare for a day when interest rates would be stripped of all subsidies and equilibrium would be restored. This process, while well along in progress, has only brought us to the


2 : Madison Harbor Balanced Strategies, Inc.

level that the monetary authorities typically use as the floor in managing a yield curve that is considered to be in equilibrium. We believe at least 50 basis points of additional hikes remain to be implemented. With Alan Greenspan's 18 year tenure as Federal Reserve Chairman at an end, his recommended successor Ben Bernanke is almost certain to hold the course to restore interest rate equilibrium to the U.S. The days of artificially managed low interest rates are out.


--------------------------------------------------------------------------------
WHAT'S IN?

Barring an unforeseen "accident," a reasonably healthy economy remains intact. Entering its fifth year of recovery, it was expected to slow its rate of GDP growth from 4% to 3%. This is considered to be more likely now due to the combined lag effects from rising interest rates and energy costs. Retail sales, which have been growing at an accelerated rate, should slow due to consumers' fatigue and highly leveraged balance sheets. Core inflation, which reached a low of 1%, has ratcheted up to 2% and should remain at this favorable level as the cyclical pressures from energy price hikes ameliorate themselves. Single family residential sales and valuations appear to have peaked and are beginning to work themselves downward in the same orderly fashion experienced by England and Australia who popped similar residential bubbles - which are now one year into their corrective process.

U.S. employment, which has been running at a steady but unspectacular 2% annual growth rate, could slow depending on what U.S. businesses decide to do with their enormous horde of cash. The U.S. corporate sector, now in its third year of record profits, currently sits on an estimated $2 trillion cash position. Over two-thirds of the S&P 500 Index hold net positions with cash exceeding debt. At present, business prefers using its cash for M&A, stock buy-backs and increased dividends in contrast to funding business expansion with new jobs and capital expenditures. So, slower growth moderating to a 3% level seems to be shaping up for the next 12 to 15 months--consistent with what normally occurs at this mature point in an economic recovery cycle. The days of slower but more sustainable growth are in.


--------------------------------------------------------------------------------
REAL ESTATE MARKET

This year's Fall round of real estate association meetings were remarkable for their candor and acknowledgment that the past three-year rise in prices relative to fundamentals had reached its peak and change is in the offing. The debate remains open, however, as to whether the 250 to 300 basis point compression in capitalization rates, which has given rise to today's valuation levels, is cyclical or structural. It is worth noting that at no time during the debate of the past three years has any knowledgeable real estate professional argued that there had been a reduction in real estate risks. Risk has remained at its historical levels. The argument has focused instead on "relative" real estate returns--relative to other asset classes and/or relative to 10-year Treasuries which are the baseline for establishing long-term real estate mortgage and equity spreads. As readers of our commentary have long known, we have held the view over the past three years that commercial real estate's price rise has been more driven by cyclical liquidity factors and less by structural revaluation dynamics.


                                    Madison Harbor Balanced Strategies, Inc. : 3

Interest rates are clearly on the rise and if the U.S. economy does slow and business leaders remain reluctant to expand, as we argue above, then the pace of improvement to real estate fundamentals (occupancy, rental rates, cash flow), which have been steady but below prior historical economic expansion norms, will be further challenged. Those who have acquired property at aggressive prices, in anticipation of improving fundamentals and increasing yields, will be severely disappointed, especially if they used higher leveraged variable interest rate capitalization structures.

We see very little risk of a U.S. recession and, therefore, see no risk of a severe pricing correction for the commercial real estate market. However, we do believe that the factors are now in place through some combination of improved real estate fundamentals and increasing capitalization rates to cause the market to revert back to more historical yields and valuations.

The publicly traded U.S. REIT market, while small in terms of the overall U.S. real estate equity market, can be a leading indicator of change for the broader commercial real estate market. We believe that after four years of strong relative and absolute investment performance, 2005 will prove to be a transition year signaling lower future returns for public REIT investors. REITs today are trading at premiums to Net Asset Value and several large REITs in the office and rental apartment sectors have provided cautionary guidance regarding pressures on cash flows due to prolonged weaknesses in leasing markets. Further, while in 2000 REITs traded at multiples that were one-third of the S&P P/E ratio, today REITs trade at 20x compared with S&P's 15x ratio. A 33% premium! In light of increased valuations, REIT dividend yields have declined dramatically, reducing REIT's most important feature: attractive current returns. If broad equities begin to show signs of improvement, investors may begin to transition away from the public REIT sector in search of higher total return.

Jerry O'Connor, one of the industry's most respected spokesmen, was reported in the November 4, 2005 edition of GRANT'S INTEREST RATE OBSERVER as saying that REIT investors should pay close attention to recent trends in REIT insider trading. He reported that "in the second quarter of 2005, sellers outnumbered buyers among REIT insiders by a ratio of 173:1 for a total of $296 million of insider selling, a 35% increase from the first quarter's insider sales number." If the public REIT sector behaves as in the past as the proverbial "canary in the coal mine" - a reliable predictor of changed market dynamics - we may be witnessing the first signals of an overall valuation decline.


--------------------------------------------------------------------------------
A WRONG CALL?

If we are wrong in our economic and real estate market outlook, it may cost us some missed opportunities. If we are correct, we will have avoided being trapped into bad opportunities and be well positioned through our investments to weather a market correction and participate fully in the recovery and growth beyond.

Fear and greed, if kept in balance, keep investors' attention equally focused on risks as well as returns. In real estate this remains critically important because diversification into commercial real estate is, in large part, a place to store wealth, earn good current returns and participate in rising valuations driven by the fundamentals.


4 : Madison Harbor Balanced Strategies, Inc.

Manager Highlights

To date, we have committed to invest in seven Underlying Funds with leading investment managers, listed below, and continue to review additional investment opportunities.

                                                                                      STRATEGY              INVESTMENT TYPE
                                                    TARGET        INVESTOR      -----------------------     ----------------
                                                   FUND SIZE      MINIMUM(1)    VALUE
                                                 ($ MILLIONS)   ($ MILLIONS)    ADDED     OPPORTUNISTIC     EQUITY      DEBT
                                                 ------------   ------------    ------    -------------     ------      ----

FIVE ARROWS REALTY SECURITIES IV--Makes entity       $ 425         $10.0         |X|           |X|            |_|        |X|
level investments in operating company platforms
that utilize value added strategies. The Fund
will provide real estate operating companies with
growth capital, financing expertise and hands-on
management experience in order to increase the
value of the underlying company.

GUARDIAN REALTY FUND II--Acquires Class B and        $ 125          $5.0         |_|           |X|            |X|       |_|
B+ commercial office buildings within the
Washington D.C. metropolitan area. The Fund
targets assets with high potential for value
enhancement through repositioning,
re-tenanting, refurbishing and intensive
hands-on asset management. Target assets are
in highly desirable locations and at least 80%
leased to high quality tenants with below
market rents.

KEYSTONE PROPERTY FUND II--Acquires                  $ 150          $0.5         |X|           |X|            |X|        |_|
underperforming Class C/D properties at a
significant market discount and transforms
them through extensive redevelopment into
Class B+/A office buildings. The renovations
are typically done while tenants are still in
place in order to maintain positive current
cash flow.

LEGACY PARTNERS OFFICE AND R&D FUND I--Invests       $ 330         $10.0         |X|           |_|            |X|        |_|
in office properties in western markets,
primarily Southern California, the San
Francisco Bay Area, Denver and Seattle seeking
to acquire properties which have suffered from
lack of demand due to the decline in
technology investment or which are in need of
substantial renovation. The management team at
Legacy is the former west coast unit of the
Lincoln Property Company.


                                    Madison Harbor Balanced Strategies, Inc. : 5

                                                                                       STRATEGY              INVESTMENT TYPE
                                                    TARGET        INVESTOR      -----------------------    -----------------
                                                   FUND SIZE      MINIMUM 1     VALUE
                                                 ($ MILLIONS)   ($ MILLIONS)    ADDED     OPPORTUNISTIC    EQUITY       DEBT
                                                 ------------   ------------    ------    -------------    ------       ----


LEGG MASON REAL ESTATE CAPITAL II--Makes short       $ 300         $2.0         |X|           |_|           |_|        |X|
term loans to real estate operators that seek
significant improvements to their properties'
performance as a result of capital
improvements, re-leasing, improved management
and re-positioning. This is the fourth real
estate debt fund managed by this team. This
fund targets the West, Southwest, Southeast
and Mid-Atlantic markets.

MMA/TRANSWESTERN MEZZANINE REALTY PARTNERS          $ 300          $5.0         |X|           |_|           |_|        |X|
II--Utilizes the vast network of MMA Realty
Capital, Inc. (formerly MONY Realty Capital,
Inc.) and Transwestern to source and analyze
subordinated loans to borrowers who pursue
stabilized and value added investments in
real estate on a nationwide basis.

RREEF AMERICA REIT III--An open-ended fund        $ 1,200          $1.0         |X|           |_|           |X|        |_|
that makes equity investments in value added
real estate ventures nationwide. The Fund's
activities include direct acquisitions,
physical improvements, rmarket e-positionings,
active management and sales of well-located
apartment, industrial, retail and office
properties in major metropolitan markets.
The Fund also invests in new speculative
development projects.


-----------
1 The managers of the Underlying Funds, at their discretion, generally may waive minimum requirements and accept lesser amounts.


6: Madison Harbor Balanced Strategies, Inc.

Portfolio Overview


As of November 25, 2005, approximately $11.5 million of the capital raised by the Fund to-date has been committed to seven Underlying Funds, which has begun to be called, or shortly will be called, for investment by the Underlying Funds' managers. The balance is currently invested in the Managed Account sub-advised by Conning Asset Management, awaiting to be invested in Underlying Funds when called and as we source attractive real estate opportunities.

                                                                                                 INVESTMENT
                                                                                                ($ THOUSANDS)
                                                                                 ------------------------------------------
                                                          COMMITMENT      % OF     NOVEMBER 25,   SEPTEMBER 30,   JUNE 30,
UNDERLYING FUNDS 2, 4                                    ($ THOUSANDS)   FUND 1        2005            2005         2005
---------------------------------------------------------------------------------------------------------------------------
1     MMA/Transwestern Mezzanine Realty Partners II       $ 1,478          9%         $ 350       $     395      $   271
2     Guardian Realty Fund II                               1,500          9%           232             232           --
3     Five Arrows Realty Securities IV                      2,000         12%           232             232           --
4     Legacy Partners Office and R&D Fund I                 2,000         12%           932             842           --
5     Legg Mason Real Estate Capital II                     1,500          9%            75              75           --
6     Keystone Property Fund II                             1,500          9%           225             225           --
7     RREEF Americal REIT III                               1,500          9%            --              --           --


MANAGED ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
      Collateralized Mortgage Obligations                                                         $   6,590      $  2,987
      Asset Backed Securities                                                                           620           500
      Commercial Paper and Other Short-Term Investments                                               5,009         8,925
OTHER ASSETS, LIABILITIES AND UNDISTRIBUTED EARNINGS, NET                                               723           695
                                                                                                  ---------      --------
NET ASSETS                                                                                        $  14,943      $ 13,378
                                                                                                  =========      ========
SHARES OUTSTANDING                                                                                   14,975        13,425
                                                                                                  =========      ========
NAV PER SHARE 4                                                                                   $  997.86      $ 996.51
                                                                                                  =========      ========
TOTAL RETURN 3                                                                                        0.28%         0.17%
                                                                                                  =========      ========


-----------
1 Based on net assets of approximately $16.7 million as of November 25, 2005. 2 Investments are illiquid, exempt from registration under the Securities Act of 1933 and may only be sold accordingly.
3 Total returns are for the quarters ended September 30, 2005 and June 30, 2005, respectively. Total return since inception through September 30, 2005 was 0.75%. Total return calculations assume reinvestment of dividends, include expense reimbursements from the Fund's Advisor and are not annualized. Past performance is not a guarantee of future results.
4  Please see "Private Equity Funds and the J-Curve" on page 19.


                                    Madison Harbor Balanced Strategies, Inc. : 7

Fund Focus:

Five Arrows Realty Securities IV

[Cedar Hills, FL Photograph Omitted]

[Meridian, MS Photograph Omitted]

Five Arrows has invested into Victory Real Estate Investments, LLC ("Victory"). Victory is a Georgia-based owner/developer/operator of retail properties, primarily grocery-anchored strip centers, in the southeastern region of the United States. The company owns 52 stabilized properties as well as several under construction comprising a total of approximately 3.6 million square feet of gross leasable area. Five Arrows has obtained a senior position in Victory's capital structure in the form of convertible subordinated debentures, will receive an attractive current coupon, and will participate in appreciation in the Company's value via a no premium conversion feature. The investment embodies appropriate governance features and protective financial covenants to the Five Arrows position providing what are expected to be attractive financial returns.
--------------------------------------------------------------------------------
WHAT GOT OUR ATTENTION. Five Arrows provides an opportunity to make a traditional private equity-type investment into real estate oriented operating companies. The strength of the Manager's experience includes: two decades of experience investing in real estate and real estate companies, the unique strength of combining real estate, capital markets and management experience, as well as four senior partners who have worked together for over 10 years. Due to the primary investment strategy of investing through preferred equity or debt structures, the Fund is expected to have a high current return distributed quarterly and should provide for a positive risk adjusted return.
--------------------------------------------------------------------------------


Five Arrows Realty Securities IV ("FARS IV") is being sponsored by Rothschild Realty Inc., a unit of the Rothschild Group's global merchant banking platform. FARS IV will be a continuation of the successful investment strategies carried out by Rothschild Realty in its three prior Five Arrows funds. FARS IV will invest directly into operating company platforms that utilize value added strategies and that are backed by significant real estate assets already in place. Central to each investment will be a high-quality management team with a proven track record that possesses a highly developed, focused business plan directed at a specific real estate opportunity. The Fund's portfolio is expected to focus on five to seven investments which will allow the Five Arrows management team to leverage their expertise in growing real estate operating companies.

Rothschild Realty Inc. is located in New York, NY and was originally founded in 1981 by President John McGurk. The Five Arrows platform is the only platform which Rothschild Realty operates and has invested over $800 million.

[Memphis, TN Photograph Omitted]

[Atlanta, GA and Ft. Meyers, FL Photographs Omitted]

Five Arrows has committed to invest in Encore Hospitality ("Encore"). Encore owns, operates and develops limited service hotels operating under franchise agreements with Marriott, Hilton or Intercontinental. Its core operating area is the Eastern section of the United States. As part of the transaction a number of properties and a management company were rolled up into a single entity. The investment was in the form of convertible notes and will provide Encore management with resources to acquire under-managed properties and, to a limited degree, develop new properties. Currently, Encore is reviewing several properties and/or portfolios in its pipeline for investment.


8: Madison Harbor Balanced Strategies, Inc.

Fund Focus:

Legacy Partners Office and R&D Fund I


[Before Photograph Omitted]

[After Photograph Omitted]

Legacy's Von Karman Plaza (in its current fund) before and after exterior landscaping as well as parking repaving and striping.


--------------------------------------------------------------------------------
WHAT GOT OUR ATTENTION. Legacy adds significant value through their aggressive lease up strategies including a "market ready" renovations plan wherein they make highly visible improvements to the properties and undertake a masterfully orchestrated marketing program. Madison Harbor conducted extensive on-site manager due diligence where we observed this program in action on randomly selected properties. Of over 1,376,000 square feet of vacant space acquired in the current fund, Legacy has worked aggressively, leasing more than 30% of that space to date. In selecting funds, Madison Harbor prefers investing with managers/operators like Legacy that demonstrate the ability to add value to investments through strong operational skills including leasing, development, and property management.
--------------------------------------------------------------------------------


Legacy has a proven  record of  purchasing  Suburban  Office and R&D  properties
located  in  the  Western  United  States,   located   throughout  the  Northern
California, Southern California, Seattle, and Colorado markets.

Legacy Partners Realty Fund I makes value added investments in Class A and B office buildings and R&D properties with a focus on high growth markets and purchasing at significant discounts to replacement costs. The management team has been working together and executing the same strategy for over 17 years. The firm is a fully integrated operator with management, leasing and construction management personnel on staff.

Legacy Partners, headquartered in Foster City California, traces its roots back more than 35 years to the establishment of Lincoln Property Company's western region ("Lincoln West") in 1968. Legacy was formed in 1998 when its senior partners bought out the ownership interests of Lincoln West. Legacy Partners began acquiring and redeveloping properties in 1998 and since has acquired or developed more than 55 million square feet of office, R & D and industrial product valued at over $4 billion.

[Seattle Photograph Omitted]

Legacy acquired this (above) building in Seattle, Washington in late 2005. It will have significant rent roll turn over in the near future and will provide Legacy the opportunity to implement its strong marketing and operating practices.

[San Jose Photograph Omitted]

Legacy acquired this (above) San Jose two story suburban R&D building in 2005. They added landscaping and built out the interior with a market-ready finish.


                                      Madison Harbor Balanced Strategies, Inc.:9

Targeted Diversification


The Fund strives to achieve a broadly diversified portfolio as an important means of mitigating risk as well as contributing to the achievement of the targeted Fund investment returns(2). We would like to share with you the current projected diversification pattern of the seven approved investments to-date, based on the relative value of their respective commitments. With another two to three Underlying Funds yet to be approved to eventually build out the final Fund portfolio, the following graphics capture the currently projected diversification by manager, strategy, geographic location and property type.

You will note that we are projecting somewhat of an overweighting in the office sector. While this will be reduced to some extent in the final portfolio once additional Underlying Funds are approved for investment, we have been fortunate to find several highly focused managers with solid office investment strategies
- in what we feel is the property type with the greatest upside potential during the life of the Fund.

GEOGRAPHIC LOCATION 1
[Map Omitted]

Percentages are as follows:
West    29%
South   13%
East    46%
Midwest 10%


PROPERTY TYPE
[Pie Chart Omitted]

Percentages are as follows:
Office      60%
Multifamily 11%
Retail      11%
Industrial   7%
Hotel        5%
Specialty    3%
R&D          2%
Land         1%


MANAGER
[Pie Chart Omitted]

Percentages are as follows:
Five Arrows      17.4%
Legacy           17.4%
Guardian         13.1%
Keystone         13.1%
Legg Mason       13.1%
RREEF            13.1%
MMA/Transwestern 12.8%


STRATEGY
[Pie Chart Omitted]

Percentages are as follows:
Secured Jr. Lending            26%
Targeted Property Markets      26%
Entity Growth Capital          18%
Property Turnaround & Leasing  17%
Diversified                    13%

-----------
1 We anticipate that the Fund will ultimately be invested 85% to 95% domestically, with the balance internationally. The graphic above depicts the projected domestic diversification based on approved investments to date.

2 There can be no assurance that the Fund will achieve its targeted investment returns.


10 : Madison Harbor Balanced Strategies, Inc.

Financial Statements
(unaudited)

September 30, 2005

TABLE OF CONTENTS                                                                Page
  Statement of Assets and Liabilities ....................................         11
  Schedule of Investments ................................................         12
  Statement of Operations ................................................         13
  Statement of Changes in Net Assets .....................................         13
  Statement of Cash Flows ................................................         14
  Financial Highlights ...................................................         14
  Notes to Financial Statements ..........................................   15 to 18


Statement of Assets and Liabilities
(unaudited)

September 30, 2005


ASSETS

Cash and cash equivalents (note 6) .....................................  $ 5,132,131
Investments at fair value (cost $9,254,250) (note 4) ...................    9,210,249
Due from Adviser .......................................................      302,190
Subscriptions receivable (note 3) ......................................      300,000
Offering costs, net of accumulated amortization of $69,318 (note 8) ....       57,970
Prepaid expenses and other assets ......................................       51,299
                                                                          -----------
      Total Assets .....................................................  $15,053,839
                                                                          ===========
LIABILITIES

Accrued expenses and other liabilities .................................  $    90,335
Distributions payable ..................................................       20,579
                                                                          -----------
      Total Liabilities ................................................      110,914
                                                                          -----------
NET ASSETS .............................................................  $14,942,925
                                                                          ===========
Components of net assets:
   Paid-in-capital, par value $0.0001 ..................................  $14,975,000
   Distributions in excess of earnings (notes 3 and 8) .................      (32,075)
                                                                          -----------
NET ASSETS .............................................................  $14,942,925
                                                                          ===========
NET ASSET VALUE (14,975 shares outstanding) ............................  $    997.86
                                                                          ===========

See accompanying notes to unaudited financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 11

Schedule of Investments
(unaudited)

September 30, 2005

--------------------------------------------------------------------------------
            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

[Pie Chart Omitted]
Plot points are as follows:

Fixed Income Securities             78.28%
Private Equity Real Estate Funds    21.72%


                                                                     PRINCIPAL
                                                                      AMOUNT/          UNFUNDED                   % OF NET
DESCRIPTION                                                          COMMITMENT       COMMITMENT       VALUE       ASSETS
----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES, (78.28%)
FNMA Pass Thru Certificates REMIC Trust Series 2005-67,
  Class HA, Dated 7/1/05, 4.5%, Due 7/25/22 ......................    $1,222,649      $       --     $1,228,302      8.22%

FHLM Corp. Multiclass Mortgage Participating Certificates
  Guaranteed Series 2911 Class BA, Dated 1/1/05, 5.0%,
  Due 9/15/18 ....................................................     1,200,000              --      1,213,342      8.12%

FNMA Pass Thru Certificates REMIC Trust Series 2003-16,
  Class QR, Dated 2/1/03, 4.5%, Due 11/25/05 .....................     1,200,000              --      1,204,465      8.06%

FHLM Corp Multiclass Mortgage Participating Certificates
  Guaranteed Series 2958, Class KA, Dated 4/1/05, 5%,
  Due 1/15/22 ....................................................     1,000,000              --      1,013,356      6.78%

FNMA Pass Thru Certificates REMIC Trust Series 2003-16,
  Class PB, Dated 2/1/03, 4.5%, Due 11/25/12 .....................     1,000,000              --      1,004,180      6.72%

FNMA Pass Thru Certificate REMIC Trust Series 2005-25,
  Class PA, Dated 3/1/05, 5%, Due 8/25/19 ........................       917,232              --        926,263      6.20%

WFS Financial Owner Trust Series 2005-3, Class A1,
  Dated 7/27/05, 3.66%, Due 8/17/06 ..............................       386,792              --        387,266      2.59%

Merrill Auto Trust Securitization Asset Backed Notes
  Series 2005-1, Class A1, Dated 6/23/05, 3.472%,
  Due 6/26/06 ....................................................       232,714              --        232,576      1.56%
                                                                     ----------------------------------------------------
  Total fixed income securities (cost $7,198,561) ................    $7,159,387      $       --     $7,209,750     48.25%
                                                                     ====================================================

PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS"), (21.72%)(1)
Legacy Partners Realty Fund I, LLC ...............................    $2,000,000      $1,155,963     $  841,904      5.64%
MMA/Transwestern Mezzanine Realty Partners II, LLC ...............     1,478,000       1,023,385        395,120      2.64%
Guardian Realty Fund II, LLC .....................................     1,500,000       1,245,985        231,824      1.55%
Five Arrows Realty Securities IV, LP .............................     2,000,000       1,749,445        231,651      1.55%
Keystone Property Fund II, LP ....................................     1,500,000       1,275,000        225,000      1.51%
Legg Mason Real Estate Capital II, Inc. ..........................     1,500,000       1,425,000         75,000      0.50%
RREEF America REIT III, Inc. .....................................     1,500,000       1,500,000             --        --
                                                                     ----------------------------------------------------
  Total Private Equity Real Estate Funds (cost $2,055,689)           $11,478,000      $9,374,778     $2,000,499     13.39%
                                                                     ====================================================
  Total investments at fair value (cost $9,254,250)                                                  $9,210,249     61.64%
                                                                                                     ====================

-----------------
(1) Investments are illiquid, exempt from registration under the Securities Act of 1933 and may only be sold accordingly.

See accompanying notes to unaudited financial statements.


12 : Madison Harbor Balanced Strategies, Inc.

Statement of Operations
(unaudited)

For the six-month period ended September 30, 2005

INVESTMENT INCOME ......................................................................................  $   168,252
                                                                                                          -----------
EXPENSES
Management fees (note 5) .................................................................................      8,834
Administration fees (note 7) .............................................................................     69,635
Amortization of offering costs ...........................................................................     54,910
Professional fees ........................................................................................     40,864
Investment related expenses ..............................................................................     30,633
Board of Directors' fees .................................................................................     25,001
Printing expenses ........................................................................................     11,954
Insurance expenses .......................................................................................      5,059
Other expenses ...........................................................................................     20,291
                                                                                                            ---------
    Total operating expenses before reimbursement from Adviser ...........................................    267,181

Reimbursement due from Adviser ...........................................................................   (194,114)
                                                                                                            ---------
    Net operating expenses ...............................................................................     73,067
                                                                                                            ---------
    NET INVESTMENT INCOME ................................................................................     95,185
                                                                                                            ---------
UNREALIZED DEPRECIATION ON INVESTMENTS
    Net change in unrealized depreciation on investments .................................................    (44,001)
                                                                                                            ---------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................................  $  51,184
                                                                                                            =========


Statement of Changes in Net Assets
(unaudited)

For the six-month period ended September 30, 2005 and for the period from January 28, 2005 (commencement of operations) to March 31, 2005

                                                                                                     FOR THE PERIOD FROM
                                                                                                       JANUARY 28, 2005
                                                                          SIX-MONTH PERIOD ENDED       (COMMENCEMENT OF
                                                                            SEPTEMBER 30, 2005          OPERATIONS) TO
                                                                                (UNAUDITED)             MARCH 31, 2005
                                                                          ----------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income ..................................................    $    95,185                 $    31,057
  Net change in unrealized depreciation on investments ...................        (44,001)                          0
                                                                              ---------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................         51,184                      31,057
                                                                              ---------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Capital contributions ..................................................      4,805,000                  10,170,000
  Distributions paid to shareholders .....................................       (114,316)                          0
                                                                              ---------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS .........      4,690,684                  10,170,000
                                                                              ---------------------------------------
    NET INCREASE IN NET ASSETS ...........................................      4,741,868                  10,201,057
  Net Assets, beginning of period ........................................     10,201,057                          --
                                                                              ---------------------------------------
  NET ASSETS, END OF PERIOD ..............................................    $14,942,925                 $10,201,057
                                                                              =======================================

See accompanying notes to unaudited financial statements.

                                   Madison Harbor Balanced Strategies, Inc. : 13
Statement of Cash Flows
(unaudited)

For the six-month period ended September 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations ........................................................   $    51,184
  Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
    Amortization of offering costs ............................................................................        54,910
    Net change in unrealized depreciation on investments ......................................................        44,001
    Increase/decrease in operating assets and liabilities:
      Due from Adviser ........................................................................................      (199,664)
      Offering costs ..........................................................................................       (40,842)
      Interest receivable .....................................................................................         6,580
      Prepaid expenses and other assets .......................................................................       (51,299)
      Accrued expenses and other liabilities ..................................................................        (7,607)
      Investment in Underlying Funds, net .....................................................................    (1,832,937)
      Investment in fixed income securities, net ..............................................................    (7,198,561)
                                                                                                                  -----------
        Net cash used in operating activities .................................................................    (9,174,235)
                                                                                                                  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contributions .......................................................................................     4,505,000
  Distributions paid to shareholders ..........................................................................       (93,737)
                                                                                                                  -----------
        Net cash provided by financing activities .............................................................     4,411,263
                                                                                                                  -----------
    Net decrease in cash and cash equivalents .................................................................    (4,762,972)
                                                                                                                  -----------
CASH AND CASH EQUIVALENTS AT:
  Beginning of period .........................................................................................     9,895,103
                                                                                                                  -----------
  END OF PERIOD ...............................................................................................   $ 5,132,131
                                                                                                                  ===========


Financial Highlights
(unaudited)

For the six-month period ended September 30, 2005 and for the period from January 28, 2005 (commencement of operations) to March 31, 2005

                                                                                                             FOR THE PERIOD FROM
                                                                                                              JANUARY 28, 2005
                                                                                                              (COMMENCEMENT OF
                                                                              SIX-MONTH PERIOD ENDED           OPERATIONS) TO
                                                                                SEPTEMBER 30, 2005             MARCH 31, 2005
                                                                              --------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):
  Net asset value, beginning of period ......................................      $  1,003.05                   $  1,000.00
  Net investment income .....................................................             7.20                          3.05
  Net loss from security transactions .......................................            (2.76)                         0.00
                                                                                   ------------------------------------------
      Total from operations .................................................             4.44                          3.05
                                                                                   ------------------------------------------
  Distributions paid to shareholders ........................................            (9.63)                         0.00
                                                                                   ------------------------------------------
  Net asset value, end of period ............................................      $    997.86                   $  1,003.05
                                                                                   ==========================================
Total return 1  .............................................................            0.44%                         0.31%
                                                                                   ==========================================
Net assets, end of period ...................................................      $14,942,925                   $10,201,057
                                                                                   ==========================================
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reimbursement 1, 2 ............................            0.32%                         0.17%
  Expenses, excluding expense reimbursement 1, 2 ............................            1.79%                         1.23%
  Net investment income 1 ...................................................            0.72%                         0.31%
Portfolio turnover rate 1 ...................................................           11.24%                         0.00%

------------
1 Not annualized. Past performance is not a guarantee of future results. 2 Does not include expenses of Underlying Fund investments.

See accompanying notes to unaudited financial statements.


14 : Madison Harbor Balanced Strategies, Inc.

Notes to Financial Statements
(unaudited)

September 30, 2005

(1) ORGANIZATION

Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005. The Fund intends to elect to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to the Investment Advisory Agreement, Madison Harbor Capital Management, LLC, a Delaware limited liability company, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors ("the Board") has overall responsibility for the management and supervision of the Fund.

The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds").

--------------------------------------------------------------------------------
(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (A) BASIS OF PRESENTATION
        The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

    (B) USE OF ESTIMATES
        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent, however, actual results could differ from these estimates.

    (C) VALUATION
        The Fund values assets for which market prices are readily available at fair market value. For all other securities and assets, including investments in Underlying Funds, fair value is determined in good faith by the Board based upon relevant available information. The Board will rely in part on valuations provided by the boards or managers of the Underlying Funds. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair values as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

    (D) DISTRIBUTIONS TO SHAREHOLDERS
        Distributions to shareholders are recorded on the declaration date. The following distributions were made by the Fund during the six-month period ended September 30, 2005:

        DECLARATION DATE        PAY DATE        RATE PER SHARE        TOTAL
        ------------------------------------------------------------------------
        April 22, 2005       April 25, 2005         $3.05            $ 31,018
        April 27, 2005       April 28, 2005          1.17              11,899
        May 27, 2005         May 27, 2005            1.74              21,135
        June 29, 2005        July 1, 2005            2.27              29,685
        September 29, 2005   October 5, 2005         1.40              20,579
                                                    -----            --------
                                                    $9.63            $114,316
                                                    =====            ========


                                   Madison Harbor Balanced Strategies, Inc. : 15

Notes to Financial Statements
(unaudited)

September 30, 2005

    (E) INCOME AND EXPENSE RECOGNITION
        Dividend and interest income is recognized on the accrual basis. Investment transactions are accounted for on a trade date basis.

        The Fund shall be responsible for and shall pay all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors and officers insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

        In the event that expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees, exceed 1.00% of the Fund's net asset value as determined at the end of the fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of the Fund's net asset value. Due to the Fund's limited operations for the period ended March 31, 2005, the amount of the Adviser's first reimbursement will be calculated for the period from the commencement of the Fund's operations on January 28, 2005, through the end of its first full fiscal year on March 31, 2006. As of September 30, 2005, the total estimated expense reimbursement due from the Adviser amounted to $302,190. The total expenses of the Fund, excluding management fees, for the six-month period ended September 30, 2005 amounted to $258,347. The estimated reimbursement due for the six-month period ended September 30, 2005 amounted to $194,114.

    (F) OFFERING COSTS
        Offering costs have been accounted for as a deferred charge and are amortized on a straight-line basis, over a period not to exceed twelve months or until the Fund's subscription period closes. At such time, the cumulative offering costs, net of accumulated amortization, will be charged to paid-in capital.

        All offering costs to date have been advanced on behalf of the Fund by the Adviser or its affiliates. The Adviser and its affiliates have agreed not to seek reimbursement of such costs in excess of 0.85% of the gross proceeds of all offerings. During the six-month period ended September 30, 2005, the Fund reimbursed the Adviser $40,843, an amount equal to 0.85% of the gross proceeds of the Fund's offerings of $4,805,000 during such period. Of this amount, $2,550 was payable to the Adviser at September 30, 2005 and is included in accrued expenses and other liabilities in the accompanying statement of assets and liabilities.

    (G) INCOME TAXES
        The Fund intends to elect to be taxed as a REIT for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to REITs and to distribute all of its taxable income to shareholders. Accordingly, no provision has been made in the accompanying financial statements for federal income taxes.

    (H) CASH AND CASH EQUIVALENTS
        Cash and cash equivalents include investments with highly rated financial institutions with maturities of three months or less.


16 : Madison Harbor Balanced Strategies, Inc.

Notes to Financial Statements
(unaudited)

September 30, 2005 (continued)

(3) CAPITAL SHARE TRANSACTIONS

As of September 30, 2005, 300,000 shares of $0.0001 par value common stock were authorized.

                                                                     FOR THE PERIOD FROM JANUARY 28, 2005
                                SIX-MONTH PERIOD ENDED                 (COMMENCEMENT OF OPERATIONS) TO
                                  SEPTEMBER 30, 2005                            MARCH 31, 2005
                           ----------------------------------      ---------------------------------------
                              SHARES               AMOUNT                 SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold .............      4,805             $4,805,000               10,170            $10,170,000

For the six-month period ended September 30, 2005, subscriptions received were as follows:

        CLOSING DATE                                             PROCEEDS
        ------------------------------------------------------------------------
        April 29, 2005 .....................................    $2,005,000
        May 31, 2005 .......................................       875,000
        June 30, 2005 ......................................       375,000
        July 29, 2005 ......................................       600,000
        August 31, 2005 ....................................       650,000
        September 30, 2005 .................................       300,000
                                                                ----------
                                                                $4,805,000
                                                                ==========

Subscriptions related to the September 30, 2005 closing were received by the Fund on October 1, 2005. Shares of the Fund's common stock have been sold at a price of $1,000 per share. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Fund's closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of September 30, 2005, affiliates of the Adviser owned approximately 1.0% of the shares of the Fund.

--------------------------------------------------------------------------------
(4) INVESTMENTS

As of September 30, 2005, the Fund had committed an aggregate of $11,478,000 to seven Underlying Funds. Redemptions are not permitted and liquidity is available only to the extent of distributable, realized events. As of September 30, 2005, the unfunded commitment to Underlying Funds, amounted to approximately $9.4 million.

Cost of purchases and distributions received from Underlying Funds, for the six-month period ended September 30, 2005, amounted to $1,946,182 and $113,245, respectively. Distributions received included recallable return of capital amounting to $30,306 and a non-recallable return of capital amounting to $82,939. The cost of purchases and the proceeds from sales of fixed-income securities amounted to $7,678,135 and $479,574, respectively, for the six-month period ended September 30, 2005. At September 30, 2005, the cost of the investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2005, net unrealized appreciation (depreciation) on investments in Underlying Funds and fixed-income securities amounted to ($55,190) and 11,189, respectively.


                                   Madison Harbor Balanced Strategies, Inc. : 17

Notes to Financial Statements
(unaudited)

September 30, 2005 (continued)


(5) INVESTMENT ADVISORY FEES

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive, on a quarterly basis, in advance, an annualized management fee at a rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds.

The Adviser has committed to reduce its management fee until December 31, 2005, to the extent that the subscription period remains open, to 0.15% of the net asset value of the Fund. In addition, the Adviser has further committed to reduce its management fee during the period from January 1, 2006 through December 31, 2006, to the extent that the subscription period remains open, to 0.15% of the net asset value of the Managed Account and 2.0% of the net asset value of funds deployed to Underlying Funds. For the six-month period ended September 30, 2005, the Adviser earned a management fee of $8,834.

--------------------------------------------------------------------------------
(6) ENGAGEMENT OF SUB-ADVISER

The Adviser has engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that have not yet been invested in Underlying Funds. The Adviser will compensate the Sub-Adviser directly for its services and will not be entitled to reimbursement from the Fund.

As of September 30, 2005, the value of assets managed by the Sub-Adviser amounted to $12,218,378. Of such amounts, $5,008,628 are included in cash and cash equivalents and $7,209,750 of such amounts are included in investments at fair value in the accompanying statement of assets and liabilities.

--------------------------------------------------------------------------------
(7) ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six-month period ended September 30, 2005, the Fund paid the Administrator $69,635.

--------------------------------------------------------------------------------
(8) SUBSEQUENT EVENTS

On October 28, 2005, the Board of Directors of approved the extension of the final closing of the Fund until December 31, 2006, or such earlier time as the Adviser recommends and the Board approves.

On November 3, 2005, the Fund received proceeds of $1,725,000 from its eighth offering.

On November 4, 2005, the Fund reimbursed the Adviser $14,663 for costs relating to the eighth offering. Such amount represented 0.85% of the gross proceeds of such offering.


18 : Madison Harbor Balanced Strategies, Inc.

Private Equity Funds and the J-Curve



The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations--as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund's life. This phenomenon, know as the "J-Curve", is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the returns for a typical Underlying Fund, and by extension our Fund, are negative in the early years but are projected to "turn the corner" and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.


--------------------------------------------------------------------------------
                  J-CURVE PHENOMENON--HYPOTHETICAL ILLUSTRATION

Time    0       1      2      3      4    5    6     7     8     9    10
Value   -  (22.0) (55.0) (60.5) (44.0) 16.5 82.5 104.5 121.0 137.5 137.5


                                   Madison Harbor Balanced Strategies, Inc. : 19

                      [This Page Intentionally Left Blank]

The Management Team and
Independent Directors 1

RICHARD W. MAINE 64 CHAIRMAN OF THE BOARD, INVESTMENT COMMITTEE CHAIRMAN AND PORTFOLIO MANAGER. Mr. Maine has over 39 years of real estate investment experience including positions as senior real estate partner at Landmark Partners and Chief Investment Officer of Connecticut General (later CIGNA). Most recently, he managed three real estate funds of funds which acquired in the aggregate, on a secondary basis, over $1 billion of assets on behalf of investors. Previously, he served as Chief Investment Officer for Connecticut General's $50 billion investment portfolio and directly oversaw its commercial mortgage portfolio of $12 billion with annual commitments of $2 billion and a $3 billion real estate equity portfolio of 200 properties on behalf of institutional clients.

EDWARD M. CASAL 48 PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND DIRECTOR OF THE FUND. Mr. Casal has over 25 years of broad experience in real estate and corporate finance at UBS, its predecessor Dillon, Read & Co. and Goldman, Sachs & Co. Most recently Mr. Casal was Executive Director of the UBS real estate investment banking group. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

RUSSELL H. BATES 38 EXECUTIVE VICE PRESIDENT. Mr. Bates has 14 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.


--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS OF THE FUND

CYDNEY C. DONNELL 45 is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell holds a directorship at European Investors Holding Co., Inc. and serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

STANLEY PERLA, CPA 62 was formerly a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla holds directorships at Lexington Corporate Properties Trust and American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

LELAND R. SPEED 73 serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the Nominating and Compensation Committee of the Fund.

--------------
1 All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed who has served since October 2004. Mr. Maine and Mr. Casal do not hold any directorships other than with the Fund.

 --------------
    MADISON       MADISON HARBOR BALANCED STRATEGIES, INC.
     HARBOR       The Chrysler Building
    CAPITAL       405 Lexington Avenue, 47th Floor
 --------------   New York, NY 10174-4700





The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities to vote proxies.

ITEM 2.    CODE OF ETHICS.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares of the Fund that are registered by the registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S. 781).

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Pursuant to the Bylaws of the Fund, in the event of a vacancy on the Board of Directors of the Fund, nominations of candidates for election as Directors may be submitted by shareholders of the Fund pursuant to timely notice in writing to the Secretary of the Corporation. Such notice, to be timely, must be delivered to, mailed and received at, the principal office of the Fund not more that 30 days after the date of the notice of an annual or special meeting of the shareholders of the Fund. The notice accompanying such shareholder nominations shall state with respect to such nominee: (i) the name, age, business and residential address of such person; (ii) the principal occupation or employment of such person; and (iii) the class and number of shares of common stock of the Fund beneficially owned by such person as of the date of such notice. There have been no material changes to such procedures since the adoption of the Bylaws of the Fund on December 17, 2003 in connection with the formation of the Fund.


ITEM 11.   CONTROLS AND PROCEDUsRES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


By                                      /s/Edward M. Casal
                                        ------------------
                                        Edward M. Casal
                                        Chief Executive Officer


Date: November 24, 2005





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                                      /s/Edward M. Casal
                                        ------------------
                                        Edward M. Casal
                                        Chief Executive Officer
Date: November 24, 2005


By                                      /s/Christopher J. Brown
                                        -----------------------
                                        Christopher J. Brown
                                        Chief Financial Officer

Date: November 24, 2005